Exhibit 99.2

Devon Energy Second-Quarter 2024

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings and EBITDAX	10

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Reinvestment Rate	11

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$2,796	$2,629	$2,737	$2,882	$2,493
Oil, gas and NGL derivatives (1)	23	(145)	324	(194)	(76)
Marketing and midstream revenues	1,098	1,112	1,084	1,148	1,037

Total revenues	3,917	3,596	4,145	3,836	3,454

Production expenses (2)	788	751	759	757	719
Exploration expenses	3	9	4	3	10
Marketing and midstream expenses	1,108	1,133	1,093	1,160	1,051
Depreciation, depletion and amortization	768	722	650	651	638
Asset dispositions	15	1	11	—	(41)
General and administrative expenses	114	114	111	99	92
Financing costs, net (3)	76	76	77	81	78
Other, net	5	22	10	13	10

Total expenses	2,877	2,828	2,715	2,764	2,557

Earnings before income taxes	1,040	768	1,430	1,072	897
Income tax expense (4)	185	159	269	152	199

Net earnings	855	609	1,161	920	698
Net earnings attributable to noncontrolling interests	11	13	9	10	8

Net earnings attributable to Devon	$844	$596	$1,152	$910	$690

Net earnings per share:
Basic net earnings per share	$1.35	$0.95	$1.81	$1.43	$1.08
Diluted net earnings per share	$1.34	$0.94	$1.81	$1.42	$1.07
Weighted average common shares outstanding:
Basic	626	629	635	637	638
Diluted	628	632	638	639	639

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$54	$24	$8	$(11)	$37
Derivative valuation changes	(31)	(169)	316	(183)	(113)

Oil, gas and NGL derivatives	$23	$(145)	$324	$(194)	$(76)

(2) PRODUCTION EXPENSES

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$383	$380	$381	$367	$353
Gathering, processing & transportation	197	180	181	178	177
Production taxes	188	175	182	191	165
Property taxes	20	16	15	21	24

Production expenses	$788	$751	$759	$757	$719

(3) FINANCING COSTS, NET

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Interest based on outstanding debt	$88	$87	$87	$93	$96
Interest income	(14)	(13)	(12)	(11)	(15)
Other	2	2	2	(1)	(3)

Financing costs, net	$76	$76	$77	$81	$78

(4) INCOME TAX EXPENSE

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current expense	$146	$119	$105	$139	$80
Deferred expense	39	40	164	13	119

Income tax expense	$185	$159	$269	$152	$199

CONSOLIDATED BALANCE SHEETS

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current assets:
Cash, cash equivalents and restricted cash	$1,169	$1,149	$875	$761	$488
Accounts receivable	1,589	1,670	1,573	1,853	1,519
Inventory	258	234	249	233	201
Other current assets	343	345	460	365	397

Total current assets	3,359	3,398	3,157	3,212	2,605
Oil and gas property and equipment, based on successful efforts accounting, net	18,216	18,033	17,825	17,563	17,317
Other property and equipment, net	1,569	1,551	1,503	1,468	1,446

Total property and equipment, net	19,785	19,584	19,328	19,031	18,763
Goodwill	753	753	753	753	753
Right-of-use assets	297	276	267	261	266
Investments	704	713	666	671	675
Other long-term assets	264	254	319	313	293

Total assets	$25,162	$24,978	$24,490	$24,241	$23,355

Current liabilities:
Accounts payable	$754	$879	$760	$812	$843
Revenues and royalties payable	1,363	1,268	1,222	1,434	1,199
Short-term debt	475	479	483	487	244
Other current liabilities	424	640	484	597	383

Total current liabilities	3,016	3,266	2,949	3,330	2,669
Long-term debt	5,665	5,668	5,672	5,675	6,169
Lease liabilities	315	301	295	290	299
Asset retirement obligations	691	683	643	641	548
Other long-term liabilities	829	841	876	850	858
Deferred income taxes	1,917	1,878	1,838	1,676	1,662
Stockholders’ equity:
Common stock	63	63	64	64	64
Additional paid-in capital	5,478	5,718	5,939	6,153	6,131
Retained earnings	7,132	6,509	6,195	5,535	4,940
Accumulated other comprehensive loss	(122)	(123)	(124)	(113)	(114)
Treasury stock	—	—	(13)	—	—

Total stockholders’ equity attributable to Devon	12,551	12,167	12,061	11,639	11,021
Noncontrolling interests	178	174	156	140	129

Total equity	12,729	12,341	12,217	11,779	11,150

Total liabilities and equity	$25,162	$24,978	$24,490	$24,241	$23,355

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings	$855	$609	$1,161	$920	$698
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	768	722	650	651	638
Leasehold impairments	1	—	1	1	3
Accretion (amortization) of liabilities	—	—	1	(2)	(8)
Total (gains) losses on commodity derivatives	(23)	145	(324)	194	76
Cash settlements on commodity derivatives	54	24	8	(11)	37
(Gains) losses on asset dispositions	15	1	11	—	(41)
Deferred income tax expense	39	40	164	13	119
Share-based compensation	27	24	23	22	25
Other	—	3	(3)	(2)	(2)
Changes in assets and liabilities, net	(201)	170	45	(61)	(140)

Net cash from operating activities	1,535	1,738	1,737	1,725	1,405

Cash flows from investing activities:
Capital expenditures	(948)	(894)	(910)	(882)	(1,079)
Acquisitions of property and equipment	(82)	(8)	(10)	(23)	(18)
Divestitures of property and equipment	1	17	3	1	1
Distributions from investments	11	11	8	7	9
Contributions to investments and other	(1)	(47)	(1)	—	(15)

Net cash from investing activities	(1,019)	(921)	(910)	(897)	(1,102)

Cash flows from financing activities:
Repayments of long-term debt	—	—	—	(242)	—
Repurchases of common stock	(256)	(205)	(234)	—	(228)
Dividends paid on common stock	(223)	(299)	(488)	(312)	(462)
Contributions from noncontrolling interests	12	12	19	10	8
Distributions to noncontrolling interests	(19)	(7)	(12)	(9)	(13)
Shares exchanged for tax withholdings and other	(9)	(42)	(1)	—	(9)

Net cash from financing activities	(495)	(541)	(716)	(553)	(704)

Effect of exchange rate changes on cash	(1)	(2)	3	(2)	2

Net change in cash, cash equivalents and restricted cash	20	274	114	273	(399)
Cash, cash equivalents and restricted cash at beginning of period	1,149	875	761	488	887

Cash, cash equivalents and restricted cash at end of period	$1,169	$1,149	$875	$761	$488

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,140	$1,126	$853	$654	$372
Restricted cash	29	23	22	107	116

Total cash, cash equivalents and restricted cash	$1,169	$1,149	$875	$761	$488

PRODUCTION

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (MBbls/d)
Delaware Basin	221	208	208	215	209
Eagle Ford	46	43	43	40	45
Anadarko Basin	14	11	13	14	15
Williston Basin	37	40	36	35	36
Powder River Basin	13	13	13	13	14
Other	4	4	4	4	4

Total	335	319	317	321	323

Natural gas liquids (MBbls/d)
Delaware Basin	121	113	112	112	105
Eagle Ford	17	14	15	15	16
Anadarko Basin	30	26	29	27	31
Williston Basin	12	10	10	9	9
Powder River Basin	2	2	3	2	2
Other	—	—	—	1	1

Total	182	165	169	166	164

Gas (MMcf/d)
Delaware Basin	712	695	673	680	636
Eagle Ford	92	79	81	78	86
Anadarko Basin	244	223	225	235	254
Williston Basin	71	63	61	58	59
Powder River Basin	18	18	20	18	18
Other	—	1	1	1	1

Total	1,137	1,079	1,061	1,070	1,054

Total oil equivalent (MBoe/d)
Delaware Basin	461	437	433	440	420
Eagle Ford	79	70	72	68	74
Anadarko Basin	84	74	79	80	89
Williston Basin	61	61	55	54	56
Powder River Basin	18	18	19	19	19
Other	4	4	4	4	4

Total	707	664	662	665	662

CAPITAL EXPENDITURES

(in millions)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	$505	$555	$506	$503	$583
Eagle Ford	180	156	194	198	179
Anadarko Basin	56	59	51	13	67
Williston Basin	38	27	55	69	89
Powder River Basin	46	43	55	45	39
Other	3	2	3	2	1

Total upstream capital	$828	$842	$864	$830	$958

Carbon capital	24	32	31	25	30
Midstream and Corporate	38	63	45	41	30

Capital expenditures (excluding acquisitions)	$890	$937	$940	$896	$1,018

Acquisitions	81	8	11	23	18

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	73	76	60	64	65
Eagle Ford	28	30	26	28	18
Anadarko Basin	13	4	17	10	9
Williston Basin	6	1	—	7	8
Powder River Basin	6	3	5	4	3

Total	126	114	108	113	103

GROSS OPERATED WELLS TIED-IN

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	62	59	62	59	76
Eagle Ford	23	26	24	13	29
Anadarko Basin	26	5	4	—	16
Williston Basin	—	10	6	6	8
Powder River Basin	3	2	4	3	2

Total	114	102	100	81	131

NET OPERATED WELLS TIED-IN

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	44	50	47	49	61
Eagle Ford	15	21	20	12	25
Anadarko Basin	14	2	1	—	7
Williston Basin	—	10	3	4	6
Powder River Basin	2	2	4	3	2

Total	75	85	75	68	101

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	10,200’	10,300’	10,300’	9,700’	10,100’
Eagle Ford	6,800’	6,700’	7,900’	5,000’	6,200’
Anadarko Basin	8,700’	10,000’	12,500’	—	9,100’
Williston Basin	—	9,600’	12,300’	12,300’	10,000’
Powder River Basin	15,500’	9,600’	9,600’	13,300’	15,000’

Total	9,300’	9,300’	9,900’	9,300’	9,200’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$80.62	$77.01	$78.48	$82.06	$73.76
Natural Gas ($/Mcf) - Henry Hub	$1.89	$2.25	$2.88	$2.54	$2.09
NGL ($/Bbl) - Mont Belvieu Blended	$26.33	$27.51	$25.52	$26.62	$23.99

REALIZED PRICES
	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Delaware Basin	$79.62	$76.23	$77.75	$80.72	$71.86
Eagle Ford	80.45	76.51	78.51	80.85	72.36
Anadarko Basin	78.36	74.91	77.09	79.86	71.52
Williston Basin	75.81	71.13	74.26	79.50	70.80
Powder River Basin	75.48	71.93	74.58	78.51	70.75

Realized price without hedges	79.10	75.40	77.32	80.48	71.74
Cash settlements	(0.15)	(0.25)	(0.34)	(0.67)	—

Realized price, including cash settlements	$78.95	$75.15	$76.98	$79.81	$71.74

Natural gas liquids (Per Bbl)
Delaware Basin	$19.59	$20.55	$19.93	$20.76	$18.07
Eagle Ford	23.07	23.67	22.67	23.70	20.22
Anadarko Basin	22.16	24.77	21.44	23.37	19.42
Williston Basin	5.49	6.27	2.95	4.09	2.52
Powder River Basin	30.75	32.91	28.80	29.63	24.52

Realized price without hedges	19.60	20.81	19.67	20.72	17.79
Cash settlements	0.11	(0.08)	—	—	—

Realized price, including cash settlements	$19.71	$20.73	$19.67	$20.72	$17.79

Gas (Per Mcf)
Delaware Basin	$0.17	$1.19	$1.76	$1.94	$1.18
Eagle Ford	1.48	1.89	2.44	2.31	1.80
Anadarko Basin	1.70	1.92	2.38	2.17	1.72
Williston Basin	N/M	N/M	N/M	N/M	N/M
Powder River Basin	1.64	2.29	2.52	2.53	2.41

Realized price without hedges	0.55	1.30	1.83	1.92	1.27
Cash settlements	0.55	0.32	0.19	0.09	0.39

Realized price, including cash settlements	$1.10	$1.62	$2.02	$2.01	$1.66

Total oil equivalent (Per Boe)
Delaware Basin	$43.63	$43.55	$45.38	$47.68	$42.05
Eagle Ford	54.03	53.81	54.64	55.71	49.69
Anadarko Basin	25.53	25.48	26.96	27.88	24.04
Williston Basin	46.32	47.37	47.77	52.64	45.94
Powder River Basin	58.99	57.60	57.99	62.21	56.33

Realized price without hedges	43.44	43.52	44.93	47.10	41.39
Cash settlements	0.85	0.39	0.14	(0.18)	0.61

Realized price, including cash settlements	$44.29	$43.91	$45.07	$46.92	$42.00

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$80.62	$77.01	$78.48	$82.06	$73.76
Natural Gas ($/Mcf) - Henry Hub	$1.89	$2.25	$2.88	$2.54	$2.09
NGL ($/Bbl) - Mont Belvieu Blended	$26.33	$27.51	$25.52	$26.62	$23.99

PER-UNIT CASH MARGIN BY ASSET (per Boe)
	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin
Realized price	$43.63	$43.55	$45.38	$47.68	$42.05
Lease operating expenses	(5.31)	(5.54)	(5.46)	(5.03)	(4.96)
Gathering, processing & transportation	(2.89)	(2.79)	(2.75)	(2.63)	(2.63)
Production & property taxes	(3.31)	(3.16)	(3.24)	(3.48)	(3.18)

Field-level cash margin	$32.12	$32.06	$33.93	$36.54	$31.28

Eagle Ford
Realized price	$54.03	$53.81	$54.64	$55.71	$49.69
Lease operating expenses	(7.03)	(7.59)	(7.05)	(7.52)	(6.18)
Gathering, processing & transportation	(2.03)	(1.67)	(1.62)	(1.63)	(1.67)
Production & property taxes	(2.82)	(2.73)	(2.95)	(3.18)	(2.97)

Field-level cash margin	$42.15	$41.82	$43.02	$43.38	$38.87

Anadarko Basin
Realized price	$25.53	$25.48	$26.96	$27.88	$24.04
Lease operating expenses	(3.16)	(3.33)	(3.26)	(3.43)	(3.13)
Gathering, processing & transportation	(5.70)	(6.27)	(5.98)	(6.11)	(5.97)
Production & property taxes	(1.19)	(1.24)	(1.40)	(1.36)	(1.22)

Field-level cash margin	$15.48	$14.64	$16.32	$16.98	$13.72

Williston Basin
Realized price	$46.32	$47.37	$47.77	$52.64	$45.94
Lease operating expenses	(10.71)	(10.88)	(13.07)	(13.04)	(13.43)
Gathering, processing & transportation	(2.29)	(2.03)	(2.34)	(2.31)	(2.29)
Production & property taxes	(4.70)	(4.72)	(4.78)	(5.13)	(4.68)

Field-level cash margin	$28.62	$29.74	$27.58	$32.16	$25.54

Powder River Basin
Realized price	$58.99	$57.60	$57.99	$62.21	$56.33
Lease operating expenses	(9.49)	(11.66)	(8.65)	(8.45)	(10.03)
Gathering, processing & transportation	(3.07)	(3.03)	(3.17)	(3.02)	(2.97)
Production & property taxes	(6.99)	(6.91)	(6.75)	(7.45)	(6.79)

Field-level cash margin	$39.44	$36.00	$39.42	$43.29	$36.54

Devon - Total
Realized price	$43.44	$43.52	$44.93	$47.10	$41.39
Lease operating expenses	(5.95)	(6.29)	(6.25)	(6.00)	(5.86)
Gathering, processing & transportation	(3.07)	(2.98)	(2.97)	(2.91)	(2.94)
Production & property taxes	(3.23)	(3.16)	(3.24)	(3.46)	(3.14)

Field-level cash margin	$31.19	$31.09	$32.47	$34.73	$29.45

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter 2024 earnings.

	Quarter Ended June 30, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,040	$855	$844	$1.34
Adjustments:
Asset dispositions	15	11	11	0.02
Asset and exploration impairments	1	1	1	—
Deferred tax asset valuation allowance	—	4	4	0.01
Fair value changes in financial instruments	32	25	25	0.04

Core earnings (Non-GAAP)	$1,088	$896	$885	$1.41

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q2 ‘24	Q1 ‘24	Q4 ‘23	Q3 ‘23	TTM	Q2 ‘23
Net earnings (GAAP)	$855	$609	$1,161	$920	$3,545	$698
Financing costs, net	76	76	77	81	310	78
Income tax expense	185	159	269	152	765	199
Exploration expenses	3	9	4	3	19	10
Depreciation, depletion and amortization	768	722	650	651	2,791	638
Asset dispositions	15	1	11	—	27	(41)
Share-based compensation (G&A)	26	24	22	22	94	25
Derivative & financial instrument non-cash val. changes	31	169	(316)	183	67	113
Accretion on discounted liabilities and other	5	22	10	13	50	10

EBITDAX (Non-GAAP)	$1,964	$1,791	$1,888	$2,025	$7,668	$1,730

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Total debt (GAAP)	$6,140	$6,147	$6,155	$6,162	$6,413
Less:
Cash, cash equivalents and restricted cash	(1,169)	(1,149)	(875)	(761)	(488)

Net debt (Non-GAAP)	$4,971	$4,998	$5,280	$5,401	$5,925

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Net debt (Non-GAAP)	$4,971	$4,998	$5,280	$5,401	$5,925
EBITDAX (Non-GAAP) (1)	$7,668	$7,434	$7,534	$7,776	$8,239

Net debt-to-EBITDAX (Non-GAAP)	0.6	0.7	0.7	0.7	0.7

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Total operating cash flow (GAAP)	$1,535	$1,738	$1,737	$1,725	$1,405
Less capital expenditures:	(948)	(894)	(910)	(882)	(1,079)

Free cash flow (Non-GAAP)	$587	$844	$827	$843	$326

ADJUSTED FREE CASH FLOW

Devon is committed to returning approximately 70% of our adjusted free cash flow to shareholders through a fixed dividend, variable dividend and share repurchases. Adjusted free cash flow is calculated as total operating cash flow before balance sheet changes less accrued capital expenditures.

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Total operating cash flow (GAAP)	$1,535	$1,738	$1,737	$1,725	$1,405
Changes in assets and liabilities	201	(170)	(45)	61	140

Cash flow before balance sheet changes (Non-GAAP)	1,736	1,568	1,692	1,786	1,545
Capital expenditures (Accrued)	(971)	(945)	(951)	(919)	(1,036)

Adjusted free cash flow (Non-GAAP)	$765	$623	$741	$867	$509

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2024		2023
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Capital expenditures (Accrued)	$971	$945	$951	$919	$1,036
Operating cash flow	$1,535	$1,738	$1,737	$1,725	$1,405

Reinvestment rate (Non-GAAP)	63%	54%	55%	53%	74%

THIRD-QUARTER AND FULL-YEAR 2024 GUIDANCE

Note: Q3 and full-year 2024 guidance does not include the Grayson Mill acquisition that is expected to close by the end of Q3 2024.

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	319	325	322	326
Natural gas liquids (MBbls/d)	171	177	172	175
Gas (MMcf/d)	1,080	1,130	1,095	1,120

Total oil equivalent (MBoe/d)	670	690	677	688

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$820	$860	$3,050	$3,250
Carbon capital	20	30	100	150
Midstream & other capital	30	40	150	200

Total capital	$870	$930	$3,300	$3,600

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - % of WTI	20%	30%	20%	30%
Natural gas - % of Henry Hub(1)	25%	45%	35%	45%

(1)	Realizations do not include impact from natural gas basis swaps.

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(15)	$(5)	$(50)	$(40)
LOE & GP&T per BOE	$9.30	$9.60	$9.20	$9.40
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$15	$25
Depreciation, depletion and amortization	$730	$770	$2,950	$3,025
General & administrative expenses	$115	$125	$450	$490
Net financing costs, net	$70	$80	$290	$310
Other expenses	$—	$10	$30	$40

INCOME TAX GUIDANCE

	Quarter 3		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	14%	16%	14%	16%
Deferred income tax rate	6%	8%	6%	8%

Total income tax rate	~22%		~22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2024 & 2025 HEDGING POSITIONS

Oil Commodity Hedges
	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3 2024	28,000	$78.97	88,000	$67.35	$85.10
Q4 2024	28,000	$78.97	78,000	$68.29	$84.96
Q1-Q4 2025	4,468	$72.83	5,992	$70.00	$77.97

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2024	Midland Sweet	69,500	$1.17
Q3-Q4 2024	NYMEX Roll	26,000	$0.82
Q1-Q4 2025	Midland Sweet	63,000	$1.00

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3 2024	306,000	$3.19	15,000	$3.00	$3.65
Q4 2024	252,000	$3.16	15,000	$3.00	$3.65
Q1-Q4 2025	200,537	$3.34	15,000	$3.00	$3.65

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3-Q4 2024	El Paso Permian	10,000	$(1.00)
Q3-Q4 2024	Houston Ship Channel	160,000	$(0.28)
Q3-Q4 2024	WAHA	80,000	$(0.74)
Q1-Q4 2025	WAHA	10,000	$(0.63)
Q1-Q4 2025	Houston Ship Channel	40,000	$(0.35)

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2024 & 2025 HEDGING POSITIONS (continued)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q3-Q4 2024	Natural Gasoline	3,000	$69.11
Q3-Q4 2024	Normal Butane	3,350	$37.58
Q3-Q4 2024	Propane	5,250	$33.01

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of June 30, 2024.

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